INVESTING IN
A BROAD
RANGE OF
INDUSTRIES
WORLDWIDE
GT GLOBAL
INFRASTRUCTURE
FUND

ANNUAL REPORT
OCTOBER 31, 1995

                                                                          [LOGO]

TABLE
OF CONTENTS

Report from the Fund
Managers and Key
Portfolio Holdings.....          1

Report of Independent
Accountants............        F-1

Financial Statements...        F-2

REPORT FROM THE FUND MANAGERS

The G.T. Global Infrastructure Fund seeks long-term growth of capital by investing in equity securities of companies in established and emerging economies throughout the world that design, develop or provide products and services necessary for creating and maintaining a country's infrastructure. PERFORMANCE REVIEW
The Fund's total return for the 12 months ended October 31, 1995, for Class A shares was -2.89% (-7.5% including the effect of the maximum 4.75% sales charge). Total return for Class B shares during this same period was -3.37% (-8.2% including the effect of the maximum 5% contingent deferred sales charge). In comparison, the Morgan Stanley Capital International (MSCI) World Index(1), which is composed almost entirely of developed countries' markets, posted a return of 10.03% for this same investment period. The index is not available for investment and does not include the effects of sales charges and professional management fees. In addition, the index is designed to represent the perfor-mance of all world markets and does not reflect the Fund's concentration in the infrastructure industries. For more performance information, please see page 8. The Fund underperformed the index for several reasons. Over the period, the Fund maintained a weighting of 30% to 45% in emerging market stocks (compared to less than a 5% weighting for the index), which fell substantially in value after the December 1994 Mexican peso devaluation. In addition, because we expected the dollar to recover in early 1995, we employed foreign currency hedges, as provided for in the prospectus. However, the dollar did not recover as anticipated and the Fund suffered accordingly when the dollar weakened.
MARKET REVIEW
The past 12 months were marked by an extremely buoyant U.S. market (27.79%), very respectable European results (13.68% in U.S. dollars), a weak Japanese market (-6.82%), and poor returns from emerging markets equities (-18.99%, as represented by the MSCI Emerging Markets Global Index(2)).

--------------
(1) The MSCI World Index is an arithmetic average, weighted by market value, of the performance of 1,577 securities listed on major world stock exchanges -- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.
(2) The MSCI Emerging Markets Index is an arithmetic average, weighted by market value, of the performance of securities listed on 23 major stock exchanges (Argentina, Brazil, Chile, Colombia, Hong Kong, India, Indonesia, Ireland, Jordan, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Portugal, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela). It includes the effect of reinvested dividends and is measured in U.S. dollars.

Several factors worked in favor of U.S. stock investors over the past year: a weak U.S. dollar, moderate economic growth, relatively stable-to-declining interest rates, and good profit growth, especially in the technology sector. European equity returns were generally modest in local terms; the decline of the U.S. dollar relative to most European currencies gave American investors better results. Japan's economy continued to struggle under the weight of a strong yen, weakened banking system, and poor consumer demand. Its stock market reflected these difficulties accordingly. Most notably, emerging markets declined significantly during the past year, as the Mexican peso crisis shook investor confidence.

The Fund focuses on companies that stand to benefit from growth in infrastructure development. Although much of this growth is taking place in emerging economies, over the past year, negative investor sentiment and the poor performance of several holdings in emerging markets companies adversely affected the Fund.

PORTFOLIO STRATEGY
The Fund's strategy remains to invest in the securities of companies involved in the operation, maintenance and upgrade of infrastructure in developed countries. At the same time, we will also continue to focus a sizable portion of the Fund's investments in companies participating in the development of infrastructure in emerging nations.

OUTLOOK
We view infrastructure as critical to economic development. In past decades, construction of railroads, roads, canals, telecommunications systems, power generation and transmission facilities provided the underpinnings for growth in the U.S. and other leading industrial nations. As emerging economies become more tightly integrated into world trade, they too are making a significant investment in infrastructure.

Traditionally, given the importance of infrastructure, the prevailing view was that the state had to play a dominant role in building and managing these systems. More recently we have seen recognition that private companies can often provide these projects with good access to capital and better management skills. Following are a few examples of the trend towards privatization:(3)
 / / The ongoing privatization of the Canadian National Railroad reflects the efforts of the Canadian authorities to increase the efficiency of their transportation systems.
 / / Having auctioned off several seaports to the private sector this year, Mexico has announced plans to privatize its railways during 1996.
 / / A controlling stake in SPT, the Czech telecommunications company, has been sold to Dutch and Swiss national telephone companies. Their management is already in place and working on network improvements.
 / / Under an innovative scheme, major global telecommunications companies in Indonesia have agreed to make investments in the nation's telephone network in return for a share of the revenues.

In some countries, however, the progress of infrastructure development has been mixed. In India, for example, construction of a power plant by foreign interests in an electricity-short region has been delayed by a change in political leadership in the project's state government. On the other hand, cellular and fixed telephone line ventures involving global telecommunications firms have been licensed by the national government and are going forward.

--------------
(3) The Fund may or may not participate in or benefit from the projects/privatizations mentioned in this report.

We expect the ebb and flow of political sensitivities in various countries to continue to be a factor that could slow infrastructure development in some regions. However, since many of these countries do not have enough internal resources to make the investments they desire, we believe there will be a strong impetus for resolution through attracting foreign capital. We will be watching these situations closely, and looking for opportunities to achieve favorable investment results for our shareholders.

CHRISTIAN WIGNALL                       DAVID SHERRY
CHIEF INVESTMENT OFFICER                PORTFOLIO MANAGER
GLOBAL EQUITIES                         SAN FRANCISCO
SAN FRANCISCO                           MICHAEL MAHONEY
                                        PORTFOLIO MANAGER
                                        SAN FRANCISCO

                                                          NOVEMBER 20, 1995

                                                 G.T. GLOBAL INFRASTRUCTURE FUND

TOP PORTFOLIO HOLDINGS*

DSP COMMUNICATIONS                                                 UNITED STATES
DSP Communications is a leading provider of chip sets to manufacturers that produce handsets for the Japanese digital cellular telephone market. The company is also currently developing products for the U.S. cellular market.

NOKIA                                                                    FINLAND
Nokia is in the final stages of transforming itself from a Finnish conglomerate to a leading telecommunications equipment provider. The company now has the second largest global market share in cellular hand sets and is also second in the manufacture of European digital-standard cellular systems. Analysts expect indus-try growth in Nokia's core wireless markets to expand at rates exceeding 25%.

CONSOLIDATED ELECTRIC POWER OF ASIA (CEPA)                             HONG KONG
CEPA is developing power plant projects throughout Asia. Currently, the company has operating plants in China and the Philippines; under negotiation are projects in Indonesia, Pakistan, India and China. Given the expected large demand for new power plants in Asia over the next couple of decades, we believe CEPA's experience in negotiating with power authorities and funding sources puts it in a favorable position to develop additional projects.

ABC RAIL PRODUCTS                                                  UNITED STATES
ABC Rail Products supplies wheels, brakes and specialty track work, primarily to Class I railroads in North America. Because company sales correlate with levels of rail traffic, we expect ABC Rail to be a beneficiary of several trends impacting the railroads. They include: increasing exports of North American coal and grain, which are typically carried by rail; industry restructuring, with improved service and lower costs leading to market share gains against other modes of transportation; and outsourcing of railroads' maintenance activities to companies such as ABC Rail.

--------------
* The Fund may or may not continue to hold these or any other securities mentioned in this report.

MANNESMANN                                                               GERMANY
Mannesmann is a diversified industrial conglomerate involved in telecommunications, machinery, plant construction, automotive technology, tubes and pipes. Although the recession and recent slow recovery in Europe have resulted in depressed earnings in its traditional businesses, the company has realized the growing importance of telecommunications. Mannesmann is the majority owner of Germany's second-largest cellular company, whose rapid growth has exceeded expectations and will deliver profits to the parent this year. The company also has investments in the Italian cellular industry, Spanish and French paging companies, and is exploring a joint venture in Germany that could potentially compete with Deutsche Telecom.

LA CEMENTO NACIONAL (LCN)                                                ECUADOR
LCN owns the largest cement company in Ecuador and has a minority position in a Peruvian cement company. Ecuador has improved its relations with international lending institutions and has announced plans to increase public sector investment in roads, power plants, and other related areas. On valuation measures, such as firm value to production capacity and price-to-earnings, LCN's stock is among the cheapest in the Latin American infrastructure sector.

LG INFORMATION AND COMMUNICATION                                     SOUTH KOREA
LG is a large-scale supplier of telecommunications equipment to Korea and selected international markets. We believe the Korean government's emphasis on multimedia development and its licensing of new competitors in the telecom service markets are creating a positive environment for equipment providers.

DAINI DENDEN INC. (DDI)                                                    JAPAN
As Japan's second-largest provider of cellular phone services, DDI has benefited from the liberalization of domestic cellular services and cellular hand set sales. The company also has more than 10% of the domestic long-distance market, which we expect to show respectable growth when the Japanese economy eventually recovers and Japanese consumers gradually increase their spending. We expect the market for cellular phone services to continue to grow at a healthy pace for the rest of the decade.

KOREAN ELECTRIC POWER (KEPCO)                                        SOUTH KOREA
KEPCO owns more than 90% of South Korea's electricity capacity and is the only company engaged in the transmission and distribution of electricity. While gross domestic product (GDP) in South Korea grew at an average rate of 7.6% from 1989 to 1994, electricity consumption consistently increased by more than 10% annually. KEPCO has stated it intends to increase its capacity by 65% from mid-1996 to 2001. Our expectation of KEPCO's growth rate and its modest price-to-cash flow multiple relative to slower-growing utilities in other countries, lead us to view this stock favorably.

CATERPILLAR (CAT)                                                  UNITED STATES
CAT manufactures construction, mining and agricultural machinery as well as engines for highway trucks, locomotives and earth-moving equipment. The company sells its equipment around the world with approximately half of sales coming from outside the U.S.

G.T. GLOBAL INFRASTRUCTURE FUND
PORTFOLIO SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  PERFORMANCE SUMMARY
Month                    G.T. Global Infrastructure Fund     MSCI World Index
05/31/94                                           9,525               10,000
06/30/94                                           9,567                9,974
07/31/94                                           9,992               10,165
08/31/94                                          10,400               10,473
09/30/94                                          10,325               10,200
10/31/94                                          10,392               10,492
11/30/94                                          10,042               10,039
12/31/94                                           9,817               10,138
01/31/95                                           9,567                9,987
02/28/95                                           9,308               10,135
03/31/95                                           9,133               10,626
04/30/95                                           9,625               10,998
05/31/95                                          10,000               11,094
06/30/95                                          10,292               11,093
07/31/95                                          10,750               11,650
08/31/95                                          10,583               11,393
09/30/95                                          10,600               11,727
10/31/95                                          10,092               11,544

THE CHART AT RIGHT SHOWS THE PERFORMANCE OF THE G.T. GLOBAL
INFRASTRUCTURE FUND CLASS A SHARES SINCE THE FUND'S INCEPTION VERSUS THE MSCI WORLD INDEX. THIS REPRESENTS A CUMULATIVE RETURN OF 0.92% AND AN AVERAGE ANNUAL TOTAL RETURN OF 0.65%. THE CHART ASSUMES A HYPOTHETICAL $10,000 INITIAL INVESTMENT IN THE FUND'S CLASS A SHARES AND REFLECTS ALL FUND EXPENSES AND THE MAXIMUM 4.75% SALES CHARGE. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDEX IS UNMANAGED, DOES NOT INCUR EXPENSES AND IS NOT AVAILABLE FOR INVESTMENT. THE PERFORMANCE OF OTHER CLASSES WILL BE GREATER OR LESS THAN THE LINE SHOWN BASED ON DIFFERENCES IN CHARGES AND FEES PAID BY SHAREHOLDERS INVESTING IN DIFFERENT CLASSES.
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

AVERAGE ANNUAL TOTAL RETURNS+
OCTOBER 31, 1995

  SHARE                        WITHOUT SALES CHARGE                  WITH SALES CHARGE+

  CLASS                     1 YEAR          LIFE OF FUND          1 YEAR         LIFE OF FUND
  CLASS A*                    -2.89%              4.16%             -7.50%             0.65%
  CLASS B*                    -3.37%              3.67%             -8.20%             0.88%
  ADVISOR CLASS**             N/A                 1.17%            N/A                N/A

  * The Fund began operations on May 31, 1994.

 ** The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with G.T. Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

  + The performance of the Class A and Class B shares reflects the effects of the maximum 4.75% sales charge or the maximum applicable contingent deferred sales charge (5% in first year, decreasing to 0% after six years).

THE DATA ABOVE REPRESENT PAST PERFORMANCE OF THE FUND'S SHARES, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      GEOGRAPHIC ALLOCATION OF NET ASSETS
AS OF OCTOBER 31, 1995
UNITED STATES                                        34.8%
ASIA-PACIFIC                                         26.6%
EUROPE                                               23.6%
LATIN AMERICA                                        15.0%
SECTOR ALLOCATION OF NET ASSETS
AS OF OCTOBER 31, 1995
ENERGY                                               27.3%
SERVICES                                             20.7%
CAPITAL GOODS                                        20.7%
MATERIALS/BASIC INDUSTRY                             15.0%
TECHNOLOGY                                            9.3%
MISCELLANEOUS                                         2.2%
SHORT TERM & OTHER                                    4.8%

ALLOCATIONS WILL CHANGE BASED ON CURRENT MARKET CONDITIONS.

GT GLOBAL
INFRASTRUCTURE
FUND

FINANCIAL
STATEMENTS

                        G.T. GLOBAL INFRASTRUCTURE FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT

To the Shareholders of G.T. Global Infrastructure Fund and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of G.T. Global Infrastructure Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., as of October 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period ended May 31, 1994 (commencement of operations) to October 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of G.T. Global Infrastructure Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from May 31, 1994 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1995

                        G.T. GLOBAL INFRASTRUCTURE FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in Global Infrastructure Portfolio
   (cost $85,307,015) (Note 1)......................     $86,009,828
  Receivable for Fund shares sold...................       1,226,018
  Receivable from G.T. Capital Management, Inc.
   (Note 2).........................................         177,376
  Unamortized organizational costs (Note 1).........          36,908
  Prepaid expenses..................................           5,852
                                                         -----------
    Total assets....................................      87,455,982
                                                         -----------
Liabilities:
  Payable for Fund shares repurchased...............         447,839
  Payable for administration fees (Note 2)..........         192,675
  Payable for service and distribution expenses
   (Note 2).........................................          59,114
  Payable for printing and postage expenses.........          38,172
  Payable for transfer agent fees (Note 2)..........          37,090
  Payable for professional fees.....................          24,211
  Payable for registration and filing fees..........          10,118
  Payable for Directors' fees and expenses (Note
   2)...............................................           4,772
  Payable for fund accounting fees (Note 2).........           1,881
  Other accrued expenses............................           1,628
                                                         -----------
    Total liabilities...............................         817,500
                                                         -----------
Net assets..........................................     $86,638,482
                                                         -----------
                                                         -----------
Class A:
Net asset value and redemption price per share
 ($36,240,755 DIVIDED BY 2,991,734 shares
 outstanding).......................................     $     12.11
                                                         -----------
                                                         -----------
Maximum offering price per share
 (100/95.25 of $12.11) *............................     $     12.71
                                                         -----------
                                                         -----------
Class B:+
Net asset value and offering price per share
 ($50,181,400 DIVIDED BY 4,171,435 shares
 outstanding).......................................     $     12.03
                                                         -----------
                                                         -----------
Advisor Class: (Notes 1 & 3)
Net asset value, offering price per share, and
 redemption price per share
 ($216,327 DIVIDED BY 17,819 shares outstanding)....     $     12.14
                                                         -----------
                                                         -----------
Net assets consist of:
  Paid in capital (Note 3)..........................     $86,254,529
  Accumulated net realized loss on investments and
   foreign currency transactions....................        (318,860)
  Net unrealized appreciation on translation of
   assets and liabilities in foreign currencies --
   Global Infrastructure Portfolio..................         158,380
  Net unrealized appreciation of investments --
   Global Infrastructure Portfolio..................         544,433
                                                         -----------
Total -- representing net assets applicable to
 capital shares outstanding.........................     $86,638,482
                                                         -----------
                                                         -----------

----------------
  * On sales of $50,000 or more, the offering price is reduced.
  + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                        G.T. GLOBAL INFRASTRUCTURE FUND

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1995

--------------------------------------------------------------------------------

Investment income:
  Dividend income -- Global Infrastructure Portfolio.........     $1,008,999
  Interest income -- Global Infrastructure Portfolio.........        692,904
                                                                  ----------
    Total investment income..................................      1,701,903
                                                                  ----------
Expenses:
  Expenses -- Global Infrastructure Portfolio................        727,172
  Service and distribution expenses: (Note 2)
    Class A..................................     $   180,627
    Class B..................................         473,441        654,068
                                                  -----------
  Transfer agent fees (Note 2)...............................        383,369
  Administration fees (Note 2)...............................        208,892
  Registration and filing fees...............................        144,100
  Printing and postage expenses..............................        144,036
  Legal fees.................................................         73,120
  Audit fees.................................................         47,550
  Directors' fees and expenses (Note 2)......................         15,950
  Fund accounting fees (Note 2)..............................         15,599
  Amortization of organization costs (Note 1)................         10,300
                                                                  ----------
    Total expenses before reductions.........................      2,424,156
                                                                  ----------
      Expenses reimbursed by G.T. Capital Management, Inc.
      (Note 2)...............................................       (177,376)
      Expense reductions -- Global Infrastructure
      Portfolio..............................................        (37,549)
                                                                  ----------
    Total net expenses.......................................      2,209,231
                                                                  ----------
Net investment loss..........................................       (507,328)
                                                                  ----------
Net realized and unrealized loss on
investments and foreign currencies:
  Net realized gain on investments -- Global
   Infrastructure Portfolio..................       1,032,988
  Net realized loss on foreign currency
   transactions -- Global Infrastructure
   Portfolio.................................      (1,091,351)
                                                  -----------
    Net realized loss during the year........................        (58,363)
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign currencies -- Global
   Infrastructure Portfolio..................         157,236
  Net change in unrealized appreciation of
   investments -- Global Infrastructure
   Portfolio.................................        (565,235)
                                                  -----------
    Net unrealized depreciation during the year..............       (407,999)
                                                                  ----------
Net realized and unrealized loss on investments and foreign
 currencies..................................................       (466,362)
                                                                  ----------
Net decrease in net assets resulting from operations.........     $ (973,690)
                                                                  ----------
                                                                  ----------

    The accompanying notes are an integral part of the financial statements.

                        G.T. GLOBAL INFRASTRUCTURE FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                           MAY 31, 1994
                                                                         (COMMENCEMENT OF
                                                     YEAR ENDED           OPERATIONS) TO
                                                  OCTOBER 31, 1995       OCTOBER 31, 1994
                                                  -----------------      -----------------
Increase in net assets
Operations:
  Net investment income (loss)...............       $   (507,328)           $    13,178
  Net realized loss on investments and
   foreign currency transactions -- Global
   Infrastructure Portfolio..................            (58,363)               (49,221)
  Net change in unrealized appreciation on
   translation of assets and liabilities
   in foreign currencies -- Global
   Infrastructure Portfolio..................            157,236                  1,144
  Net change in unrealized appreciation of
   investments -- Global Infrastructure
   Portfolio.................................           (565,235)             1,109,668
                                                  -----------------      -----------------
    Net increase (decrease) in net assets
     resulting from operations...............           (973,690)             1,074,769

Capital share transactions: (Note 3)
  Increase from capital shares sold and
   reinvested................................         69,579,771             55,939,368
  Decrease from capital shares repurchased...        (36,537,085)            (2,544,651)
                                                  -----------------      -----------------
    Net increase from capital share
     transactions............................         33,042,686             53,394,717
                                                  -----------------      -----------------
Total increase in net assets.................         32,068,996             54,469,486
Net assets:
  Beginning of period........................         54,569,486                100,000
                                                  -----------------      -----------------
  End of period..............................       $ 86,638,482            $54,569,486
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                        G.T. GLOBAL INFRASTRUCTURE FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                                               ADVISOR
                                                      CLASS A                          CLASS B                 CLASS+
                                          -------------------------------  -------------------------------  -------------
                                                          MAY 31, 1994                     MAY 31, 1994     JUNE 1, 1995
                                          YEAR ENDED    (COMMENCEMENT OF   YEAR ENDED    (COMMENCEMENT OF        TO
                                          OCTOBER 31,    OPERATIONS) TO    OCTOBER 31,    OPERATIONS) TO     OCTOBER 31,
                                             1995       OCTOBER 31, 1994      1995       OCTOBER 31, 1994       1995
                                          -----------  ------------------  -----------  ------------------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   12.47       $   11.43        $   12.45       $   11.43         $   12.00
                                          -----------       --------       -----------       --------       -------------
Income from investment operations:
  Net investment income (loss)..........       (0.03)*          0.01*           (0.09)*         (0.01)*            0.02*
  Net realized and unrealized gain
   (loss) on investments................       (0.33)           1.03            (0.33)           1.03              0.12
                                          -----------       --------       -----------       --------       -------------
    Net increase (decrease) from
     investment operations..............       (0.36)           1.04            (0.42)           1.02              0.14
                                          -----------       --------       -----------       --------       -------------
Net asset value, end of period..........   $   12.11       $   12.47        $   12.03       $   12.45         $   12.14
                                          -----------       --------       -----------       --------       -------------
                                          -----------       --------       -----------       --------       -------------
Total investment return (c).............       (2.89)%          9.10 %(b)       (3.37)%          8.92 %(b)         1.17%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $  36,241       $  23,615        $  50,181       $  30,954         $     216
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by G.T. Capital (Notes
   1 & 2)...............................       (0.32)%          0.41 %(a)       (0.82)%         (0.09)%(a)         0.18%(a)
  Without expense reductions and
   reimbursement by G.T. Capital........       (0.58)%         (0.47)%(a)       (1.08)%         (0.97)%(a)        (0.08)%(a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by G.T. Capital (Notes
   1 & 2)...............................        2.36%           2.40 %(a)        2.86%           2.90 %(a)         1.86%(a)
  Without expense reductions and
   reimbursement by G.T. Capital........        2.62%           3.28 %(a)        3.12%           3.78 %(a)         2.12%(a)

----------------

(a)  Annualized.
(b)  Not Annualized.
(c)  Total investment return does not include sales charges.
  * Before reimbursement by G.T. Capital Management, Inc., the net investment income per share would have been reduced by $0.03 for Class A shares, $0.03 for Class B shares, and $0.02 for Advisor Class shares for the period ended October 31, 1995. Net investment income per share would have been reduced by $0.02 for Class A and Class B from May 31, 1994 to October 31, 1994.
  +  Commencing June 1, 1995, the Fund began offering Advisor Class shares.

    The accompanying notes are an integral part of the financial statements.

                        G.T. GLOBAL INFRASTRUCTURE FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global Infrastructure Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has twelve series of shares in operation, each series corresponding to a distinct portfolio of investments. The Fund invests substantially all of its investable assets in Global Infrastructure Portfolio ("Portfolio"), which is registered as an open-end management investment company under the 1940 Act and has investment objectives, policies and limitations substantially identical to those of the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this Report and should be read in conjunction with the Fund's financial statements.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. The Fund commenced sale of Advisor Class shares on June 1, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  INVESTMENT VALUATION
Valuation of securities and other investment practices by the Portfolio are discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this Report.

(B)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

(C)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio and timing differences.

(D)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $51,500. These expenses are being amortized on a straightline basis over a five-year period.

2. RELATED PARTIES
G.T. Capital Management, Inc. ("G.T. Capital") is the Fund's administrator. The Fund pays administration fees to G.T. Capital at the annualized rate of 0.25% of the Fund's average daily net assets. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

G.T. Global Financial Services, Inc. ("G.T. Global"), an affiliate of G.T. Capital, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

                        G.T. GLOBAL INFRASTRUCTURE FUND

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. G.T. Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1995, G.T. Global retained $67,021 of such sales charges. G.T. Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, G.T. Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges ("CDSCs"), in accordance with the Fund's current prospectus. For the year ended October 31, 1995, G.T. Global collected CDSCs in the amount of $193,268. In addition, G.T. Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate plans of distribution with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses G.T. Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for G.T. Global's expenditures incurred in providing services as distributor. All expenses for which G.T. Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for G.T. Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

G.T. Capital and G.T. Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.40%, 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by G.T. Capital of administration fees, waivers by G.T. Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by G.T. Capital or G.T. Global of portions of the Fund's other operating expenses.

G.T. Global Investor Services, Inc. ("G.T. Services"), an affiliate of G.T. Capital and G.T. Global, is the transfer agent of the Fund.

Effective May 1, 1995, G.T. Capital has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to G.T. Capital is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by G.T. Capital ("G.T. Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the G.T. Funds. For the period ended October 31, 1995, the Fund paid fund accounting fees of $5,836 to G.T. Capital.

The Company pays each of its Directors who is not an employee, officer or director of G.T. Capital, G.T. Global or G.T. Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

                        G.T. GLOBAL INFRASTRUCTURE FUND

3. CAPITAL SHARES
At October 31, 1995, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of G.T. Global Government Income Fund; 200,000,000 were classified as shares of G.T. Global Health Care Fund; 200,000,000 were classified as shares of G.T. Global Emerging Markets Fund; 200,000,000 were classified as shares of G.T. Global Currency Fund (inactive); 200,000,000 were classified as shares of G.T. Global Growth & Income Fund; 200,000,000 were classified as shares of G.T. Global Small Companies Fund (inactive); 200,000,000 were classified as shares of G.T. Latin America Growth Fund; 400,000,000 were classified as shares of G.T. Global Telecommunications Fund; 200,000,000 were classified as shares of G.T. Global Strategic Income Fund; 200,000,000 were classified as shares of G.T. Global High Income Fund; 200,000,000 were classified as shares of G.T. Global Natural Resources Fund; 200,000,000 were classified as shares of G.T. Global Financial Services Fund; and 200,000,000 were classified as shares of G.T. Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,400,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                                            MAY 31, 1994
                                                                                                          (COMMENCEMENT OF
                                                                                    YEAR ENDED              OPERATIONS)
                                                                                 OCTOBER 31, 1995       TO OCTOBER 31, 1994
                                                                             ------------------------  ----------------------
CLASS A                                                                        SHARES       AMOUNT      SHARES      AMOUNT
---------------------------------------------------------------------------  ----------  ------------  ---------  -----------
Shares sold................................................................   2,997,022  $ 35,715,669  2,020,133  $24,648,202
Shares repurchased.........................................................  (1,898,557)  (23,075,894)  (131,239)  (1,614,053)
                                                                             ----------  ------------  ---------  -----------
Net increase...............................................................   1,098,465  $ 12,639,775  1,888,894  $23,034,149
                                                                             ----------  ------------  ---------  -----------
                                                                             ----------  ------------  ---------  -----------


                                                                                                            MAY 31, 1994
                                                                                                          (COMMENCEMENT OF
                                                                                    YEAR ENDED              OPERATIONS)
                                                                                 OCTOBER 31, 1995       TO OCTOBER 31, 1994
                                                                             ------------------------  ----------------------
CLASS B                                                                        SHARES       AMOUNT      SHARES      AMOUNT
---------------------------------------------------------------------------  ----------  ------------  ---------  -----------
Shares sold................................................................   2,815,712  $ 33,606,616  2,557,551  $31,291,166
Shares repurchased.........................................................  (1,130,463)  (13,421,180)   (75,739)    (930,598)
                                                                             ----------  ------------  ---------  -----------
Net increase...............................................................   1,685,249  $ 20,185,436  2,481,812  $30,360,568
                                                                             ----------  ------------  ---------  -----------
                                                                             ----------  ------------  ---------  -----------

                                                                                   JUNE 1, 1995
                                                                                 (COMMENCEMENT OF
                                                                                 SALE OF SHARES)
                                                                               TO OCTOBER 31, 1995
                                                                             ------------------------
ADVISOR CLASS                                                                  SHARES       AMOUNT
---------------------------------------------------------------------------  ----------  ------------
Shares sold................................................................      21,018  $    257,486
Shares repurchased.........................................................      (3,199)      (40,011)
                                                                             ----------  ------------
Net increase...............................................................      17,819  $    217,475
                                                                             ----------  ------------
                                                                             ----------  ------------

4. SUBSEQUENT EVENT:
Effective January 1, 1996, as part of a unified corporate identity effort, the name of the BIL GT Group (of which G.T. Capital is a member) will be changed to Liechtenstein Global Trust ("LGT"). The Fund's (or Portfolio's) investment manager and administrator, currently named G.T. Capital Management, Inc., will be changed to "LGT Asset Management, Inc.", and G.T. Global Financial Services, Inc., which serves as the Fund's distributor, will be known as "GT Global, Inc."

                        GLOBAL INFRASTRUCTURE PORTFOLIO

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT

To the Shareholders and Board of Trustees of Global Infrastructure Portfolio:

We have audited the accompanying statement of assets and liabilities of Global Infrastructure Portfolio, including the portfolio of investments, as of October 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets and the supplementary data for the year then ended and for the period from May 31, 1994 (commencement of operations) to October 31, 1994. These financial statements and the supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the supplementary data referred to above present fairly, in all material respects, the financial position of Global Infrastructure Portfolio as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the supplementary data for the year then ended and for the period from May 31, 1994 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1995

                        GLOBAL INFRASTRUCTURE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (27.3%)
  Consolidated Electric Power Asia ..........................   HK          1,400,000   $  2,833,971         3.3
    ELECTRICAL & GAS UTILITIES
  Korea Electric Power Corp.: ...............................   KOR                --             --         2.8
    ELECTRICAL & GAS UTILITIES
    ADR-/- {\/} .............................................   --             58,000      1,435,500          --
    Common-/- ...............................................   --             21,000        938,083          --
  ASEA AB "B" Free  .........................................   SWDN           22,000      2,172,307         2.5
    ELECTRICAL PLANT/EQUIPMENT
  Enron Global Power & Pipelines L.L.C. .....................   US             90,000      2,171,250         2.5
    ENERGY EQUIPMENT & SERVICES
  Empresa Nacional de Electridad S.A. - ADR{\/} .............   SPN            40,000      2,010,000         2.3
    ELECTRICAL & GAS UTILITIES
  Compania Boliviana de Energia Electrica{\/} ...............   BOL            62,300      1,814,488         2.1
    ELECTRICAL & GAS UTILITIES
  Edison S.p.A. .............................................   ITLY          450,000      1,811,527         2.1
    ELECTRICAL & GAS UTILITIES
  Chilgener S.A. - ADR{\/} ..................................   CHLE           75,000      1,800,000         2.1
    ELECTRICAL & GAS UTILITIES
  Companhia Energetica de Minas Gerais (Cemig) - ADR-/-
   {\/}  ....................................................   BRZL           81,175      1,735,116         2.0
    ELECTRICAL & GAS UTILITIES
  EVN Energie-Versorgung Niederoesterreich AG ...............   ASTRI          14,000      1,711,284         2.0
    ELECTRICAL & GAS UTILITIES
  Capex S.A. ................................................   ARG           260,000      1,677,000         2.0
    ELECTRICAL & GAS UTILITIES
  MetroGas S.A. - ADR{\/} ...................................   ARG           100,000        850,000         1.0
    ENERGY EQUIPMENT & SERVICES
  AES China Generating Co., Ltd. "A"-/- .....................   US             54,100        541,000         0.6
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                          23,501,526
                                                                                        ------------
Services (20.7%)
  ABC Rail Products Corp.-/- ................................   US            115,100      2,560,975         3.0
    TRANSPORTATION - ROAD & RAIL
  DDI Corp. .................................................   JPN               295      2,392,672         2.8
    WIRELESS COMMUNICATIONS
  Telefonica de Espana - ADR{\/} ............................   SPN            55,000      2,069,375         2.4
    TELEPHONE NETWORKS
  SPT Telecom-/-  ...........................................   CZCH           19,000      1,871,295         2.2
    TELEPHONE NETWORKS
  WorldCom, Inc.-/- .........................................   US             55,832      1,821,519         2.1
    TELEPHONE - LONG DISTANCE
  Stet Di Risp ..............................................   ITLY          810,000      1,768,188         2.1
    TELEPHONE NETWORKS
  PT Indonesia Satellite (Indosat) - ADR{\/} ................   INDO           50,000      1,656,250         1.9
    TELEPHONE - LONG DISTANCE
  Philippine Long Distance Telephone Co. - ADR{\/} ..........   PHIL           20,000      1,122,500         1.3
    TELEPHONE NETWORKS
  Centennial Cellular Corp. "A"-/- ..........................   US             60,000      1,095,000         1.3
    WIRELESS COMMUNICATIONS

    The accompanying notes are an integral part of the financial statements.

                        GLOBAL INFRASTRUCTURE PORTFOLIO

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  Pakistan Telecommunications Co., Ltd.: ....................   PAK                --             --         0.8
    TELEPHONE NETWORKS
    144A GDR{.} -/- {\/}  ...................................   --              4,892   $    457,402          --
    New Voucher-/- {\/} .....................................   --              2,800        273,324          --
  RailTex, Inc.-/- ..........................................   US             22,200        460,650         0.5
    TRANSPORTATION - ROAD & RAIL
  PST Vans, Inc.-/- .........................................   US             47,500        267,188         0.3
    TRANSPORTATION - ROAD & RAIL
  Telecomunicacoes Brasileiras S.A. (Telebras) - 144A ADR{.}
   {\/} .....................................................   BRZL              113          4,506          --
    TELEPHONE NETWORKS
                                                                                        ------------
                                                                                          17,820,844
                                                                                        ------------
Capital Goods (20.7%)
  Nokia AB Preferred - ADR{\/} ..............................   FIN            51,000      2,843,250         3.3
    TELECOM EQUIPMENT
  Mannesmann AG .............................................   GER             7,500      2,469,090         2.9
    MACHINERY & ENGINEERING
  Caterpillar, Inc. .........................................   US             40,000      2,245,000         2.6
    MACHINERY & ENGINEERING
  Fluor Corp. ...............................................   US             35,000      1,977,500         2.3
    CONSTRUCTION
  United Engineers Ltd.  ....................................   MAL           270,000      1,679,197         2.0
    CONSTRUCTION
  Allgon AB "B" Free ........................................   SWDN          100,000      1,515,037         1.8
    TELECOM EQUIPMENT
  Acme-Cleveland Corp.  .....................................   US             63,300      1,384,688         1.6
    MACHINE TOOLS
  E.R.G. Ltd.  ..............................................   AUSL        1,100,000      1,331,861         1.5
    MULTI-INDUSTRY
  BroadBand Technologies, Inc.-/- ...........................   US             70,100      1,226,750         1.4
    TELECOM EQUIPMENT
  C & P Homes, Inc.-/- ......................................   PHIL          998,200        643,566         0.7
    CONSTRUCTION
  Champion Technology Holdings ..............................   HK          3,878,622        496,668         0.6
    TELECOM EQUIPMENT
                                                                                        ------------
                                                                                          17,812,607
                                                                                        ------------
Materials/Basic Industry (15.0%)
  La Cementos Nacional, C.A. - 144A GDR{.} -/- {\/} .........   ECDR           12,060      2,412,000         2.8
    CEMENT
  PT Bakrie and Brothers ....................................   INDO        1,170,000      2,061,674         2.4
    BUILDING MATERIALS & COMPONENTS
  Lone Star Industries, Inc. ................................   US             75,000      1,715,625         2.0
    CEMENT
  Giant Cement Holding, Inc.-/- .............................   US            179,800      1,685,625         2.0
    CEMENT
  Siam Cement Co., Ltd. - Foreign ...........................   THAI           28,000      1,526,868         1.8
    CEMENT
  Hylsamex, S.A. de C.V. - 144A ADR{.} -/- {\/} .............   MEX            75,000      1,265,625         1.5
    METALS - STEEL
  Cementos Paz del Rio S.A. - 144A ADR{.} -/- {\/} ..........   COL            65,000        926,250         1.1
    CEMENT
  PT Semen Cibinong - Foreign ...............................   INDO          316,000        828,282         1.0
    CEMENT

    The accompanying notes are an integral part of the financial statements.

                        GLOBAL INFRASTRUCTURE PORTFOLIO

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (Continued)
  Grupo Simec, S.A. de C.V. - ADR-/- {\/} ...................   MEX            54,200   $    352,300         0.4
    METALS - STEEL
                                                                                        ------------
                                                                                          12,774,249
                                                                                        ------------
Technology (9.3%)
  DSP Communications, Inc. ..................................   US            110,000      3,987,500         4.6
    TELECOM TECHNOLOGY
  LG Information & Communication-/- .........................   KOR            30,400      2,423,735         2.8
    TELECOM TECHNOLOGY
  Three-Five Systems, Inc.-/-  ..............................   US             90,000      1,631,249         1.9
    TELECOM TECHNOLOGY
                                                                                        ------------
                                                                                           8,042,484
                                                                                        ------------
Miscellaneous (2.2%)
  General Electric Co. ......................................   US             30,000      1,897,500         2.2
    CONGLOMERATE
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $81,114,777) .................                             81,849,210        95.2
                                                                                        ------------       -----

                                                                           Principal       Market        % of Net
Fixed Income Investments                                       Currency     Amount         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Corporate Bonds (0.9%)
  Philippines (0.9%)
    International Container Terminal Services, Convertible
     Bond,5% due 9/15/01 - 144A (cost $1,000,000){.}  .......   USD         1,000,000        810,000         0.9
                                                                                        ------------       -----

                                                                                           Market        % of Net
Repurchase Agreement                                                                       Value        Assets {d}
-------------------------------------------------------------                           ------------   -------------
  Dated October 31, 1995, with State Street Bank & Trust
   Company, due November 1, 1995, for an effective yield of
   5.80% collateralized by $3,235,000 U.S. Treasury Bill, due
   2/8/96 (market value of collateral is $3,187,283,
   including accrued interest) (cost $3,116,502).  ..........                              3,116,502         3.6
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $85,231,279) ........................                             85,775,712        99.7
Other Assets and Liabilities ................................                                234,216         0.3
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 86,009,928       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------
        {d}  Percentages indicated are based on net assets of $86,009,928.
        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $85,381,279 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   8,629,590
                 Unrealized depreciation:            (8,235,157)
                                                  -------------
                 Net unrealized appreciation:     $     394,433
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                        GLOBAL INFRASTRUCTURE PORTFOLIO

The Fund's Portfolio of Investments at October 31, 1995, was concentrated in the following countries:

                                               Percentage of Net Assets {d}
                                        -------------------------------------------
                                                                 Short-Term
Country(Country Code/Currency Code)     Equity   Fixed Income     & Other     Total
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS)  .................    3.0                                   3.0
Australia (AUSL/AUD) .................    1.5                                   1.5
Austria (ASTRI/ATS) ..................    2.0                                   2.0
Bolivia (BOL/BOL) ....................    2.1                                   2.1
Brazil (BRZL/BRL) ....................    2.0                                   2.0
Chile (CHLE/CLP) .....................    2.1                                   2.1
Colombia (COL/COP) ...................    1.1                                   1.1
Czech Republic (CZCH/CSK)  ...........    2.2                                   2.2
Ecuador (ECDR/ECS)  ..................    2.8                                   2.8
Finland (FIN/FIM) ....................    3.3                                   3.3
Germany (GER/DEM) ....................    2.9                                   2.9
Hong Kong (HK/HKD) ...................    3.9                                   3.9
Indonesia (INDO/IDR) .................    5.3                                   5.3
Italy (ITLY/ITL) .....................    4.2                                   4.2
Japan (JPN/JPY) ......................    2.8                                   2.8
Korea (KOR/KRW) ......................    5.6                                   5.6
Malaysia (MAL/MYR) ...................    2.0                                   2.0
Mexico (MEX/MXN) .....................    1.9                                   1.9
Pakistan (PAK/PKR)  ..................    0.8                                   0.8
Philippines (PHIL/PHP) ...............    2.0         0.9                       2.9
Spain (SPN/ESP) ......................    4.7                                   4.7
Sweden (SWDN/SEK) ....................    4.3                                   4.3
Thailand (THAI/THB) ..................    1.8                                   1.8
United States (US/USD) ...............   30.9                        3.9       34.8
                                        ------        ---            ---      -----
Total  ...............................   95.2         0.9            3.9      100.0
                                        ------        ---            ---      -----
                                        ------        ---            ---      -----

----------------
{d}  Percentages indicated are based on net assets of $86,009,928.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1995

                                                                           Market Value                               Unrealized
                                                                               (U.S.                      Delivery   Appreciation
Contracts to Buy                                                             Dollars)     Contract Price    Date     (Depreciation)
-------------------------------------------------------------------------  -------------  --------------  ---------  -------------
Deutsche Marks...........................................................        852,697         1.42567   11/03/95   $    10,987
Japanese Yen.............................................................        215,243       100.01800   11/14/95        (4,717)
Japanese Yen.............................................................         25,438        97.97301   11/14/95        (1,100)
                                                                           -------------                             -------------
Total Contracts to Buy (Payable amount $1,088,208).......................      1,093,378                                    5,170
                                                                           -------------                             -------------
THE VALUE OF CONTRACTS TO BUY AS A PERCENTAGE OF NET ASSETS IS 1.27%

Contracts to Sell
-------------------------------------------------------------------------
Deutsche Marks...........................................................      1,811,980         1.37700   11/03/95        39,872
Deutsche Marks...........................................................        177,898         1.45648   11/30/95        (6,251)
Italian Lira.............................................................      1,341,741     1,605.60000   11/16/95       (10,500)
Japanese Yen.............................................................        978,378        91.70000   11/14/95       112,135
Japanese Yen.............................................................        303,297        96.50400   11/14/95        17,933
                                                                           -------------                             -------------
Total Contracts to Sell (Receivable amount $4,766,483)...................      4,613,294                                  153,189
                                                                           -------------                             -------------
THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 5.36%

Total Open Forward Foreign currency Contracts, Net.......................                                             $   158,359
                                                                                                                     -------------
                                                                                                                     -------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                        GLOBAL INFRASTRUCTURE PORTFOLIO

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $85,231,279)
   (Note 1)...............................................     $85,775,712
  U.S. currency..............................     $    499
  Foreign currencies (cost $472,653).........      472,692         473,191
                                                  --------
  Receivable for open forward foreign currency contracts,
   net (Note 1)...........................................         158,359
  Dividends and dividend withholding tax reclaims
   receivable.............................................         119,634
  Receivable for forward foreign currency contracts --
   closed (Note 1)........................................          15,177
  Interest receivable.....................................           6,389
  Prepaid expenses........................................             234
  Cash held as collateral for securities loaned (Note
   1).....................................................       7,441,675
                                                               -----------
    Total assets..........................................      93,990,371
                                                               -----------
Liabilities:
  Payable for investment management and administration
   fees (Note 2)..........................................         505,838
  Payable for professional fees...........................          14,114
  Payable for custodian fees (Note 1).....................           6,534
  Payable for printing and postage expenses...............           4,250
  Payable for Trustees' fees and expenses (Note 2)........           3,992
  Other accrued expenses..................................           4,040
  Collateral for securities loaned (Note 1)...............       7,441,675
                                                               -----------
    Total liabilities.....................................       7,980,443
                                                               -----------
Net assets................................................     $86,009,928
                                                               -----------
                                                               -----------
Net assets consist of:
  Paid in capital.........................................     $84,277,905
  Accumulated net investment income.......................       1,136,794
  Accumulated net realized loss on investments and foreign
   currency transactions..................................        (107,584)
  Net unrealized appreciation on translation of assets and
   liabilities in foreign currencies......................         158,380
  Net unrealized appreciation of investments..............         544,433
                                                               -----------
Total -- representing net assets applicable to shares of
 beneficial interest outstanding..........................     $86,009,928
                                                               -----------
                                                               -----------

    The accompanying notes are an integral part of the financial statements.

                        GLOBAL INFRASTRUCTURE PORTFOLIO

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of
   $90,378)..................................................     $1,008,999
  Interest income............................................        692,904
                                                                  ----------
    Total investment income..................................      1,701,903
                                                                  ----------
Expenses:
  Investment management and administration fees (Note 2).....        601,421
  Custodian fees (Note 1)....................................         80,701
  Legal fees.................................................         18,300
  Audit fees.................................................         11,550
  Trustees' fees and expenses (Note 2).......................          7,300
  Printing and postage expenses..............................          4,250
  Other expenses.............................................          3,650
                                                                  ----------
    Total expenses before reductions.........................        727,172
                                                                  ----------
      Expense reductions (Notes 1 & 4).......................        (37,549)
                                                                  ----------
    Total net expenses.......................................        689,623
                                                                  ----------
Net investment income........................................      1,012,280
                                                                  ----------
Net realized and unrealized loss on
investments and foreign currencies: (Note 1)
  Net realized gain on investments...........       1,032,988
  Net realized loss on foreign currency
   transactions..............................      (1,091,351)
                                                  -----------
    Net realized loss during the year........................        (58,363)
  Net change in unrealized appreciation on
   translation of assets and liabilities
   in foreign currencies.....................         157,236
  Net change in unrealized appreciation of
   investments...............................        (565,235)
                                                  -----------
    Net unrealized depreciation during the year..............       (407,999)
                                                                  ----------
Net realized and unrealized loss on investments and foreign
 currencies..................................................       (466,362)
                                                                  ----------
Net increase in net assets resulting from operations.........     $  545,918
                                                                  ----------
                                                                  ----------

    The accompanying notes are an integral part of the financial statements.

                        GLOBAL INFRASTRUCTURE PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                           MAY 31, 1994
                                                                         (COMMENCEMENT OF
                                                     YEAR ENDED           OPERATIONS) TO
                                                  OCTOBER 31, 1995       OCTOBER 31, 1994
                                                  -----------------      -----------------
Increase in net assets
Operations:
  Net investment income......................       $  1,012,280            $   124,514
  Net realized loss on investments and
   foreign currency transactions.............            (58,363)               (49,221)
  Net change in unrealized appreciation on
   translation of assets and
   liabilities in foreign currencies.........            157,236                  1,144
  Net change in unrealized appreciation of
   investments...............................           (565,235)             1,109,668
                                                  -----------------      -----------------
    Net increase in net assets resulting from
     operations..............................            545,918              1,186,105
Beneficial interest transactions:
  Contributions..............................         62,352,320             52,494,964
  Withdrawals................................        (27,995,100)            (2,674,379)
                                                  -----------------      -----------------
    Net increase from beneficial interest
     transactions............................         34,357,220             49,820,585
                                                  -----------------      -----------------
Total increase in net assets.................         34,903,138             51,006,690
Net assets:
  Beginning of period........................         51,106,790                100,100
                                                  -----------------      -----------------
  End of period..............................       $ 86,009,928            $51,106,790
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                        GLOBAL INFRASTRUCTURE PORTFOLIO

                               SUPPLEMENTARY DATA

--------------------------------------------------------------------------------
Contained below are ratios and supplemental data that have been derived from information provided in the financial statements.

                                                          MAY 31, 1994
                                          YEAR ENDED    (COMMENCEMENT OF
                                          OCTOBER 31,    OPERATIONS) TO
                                             1995       OCTOBER 31, 1994
                                          -----------  ------------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $  86,010       $  51,107
Ratio of net investment income to
 average net assets.....................        1.22%           1.44 %(a)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   4)...................................        0.83%           1.17 %(a)
  Without expense reductions............        0.88%             -- % *
Portfolio turnover rate.................          45%             18 %

----------------

(a)  Annualized.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.

    The accompanying notes are an integral part of the financial statements.

                        GLOBAL INFRASTRUCTURE PORTFOLIO

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Global Infrastructure Portfolio ("Portfolio") is organized as a New York Trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  PORTFOLIO VALUATION
The Portfolio calculates the net asset value of and completes orders to purchase or repurchase Portfolio shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by G.T. Capital Management, Inc. ("G.T. Capital") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when G.T. Capital deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Portfolio's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Portfolio's Board of Trustees.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Portfolio after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Portfolio, it is the Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Portfolio under each agreement at its maturity.

                        GLOBAL INFRASTRUCTURE PORTFOLIO

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the Forward Contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amounts shown in the Portfolio's "Statement of Assets and Liabilities". The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Portfolio may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E)  OPTION ACCOUNTING PRINCIPLES
When the Portfolio writes a call or put option, an amount equal to the premium received is included in the Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Portfolio can write options only on a covered basis, which, for a call, requires that the Portfolio hold the underlying security and, for a put, requires the Portfolio to set aside cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Portfolio may use options to manage its exposure to the stock market and fluctuations in currency values or interest rates.

The premium paid by the Portfolio for the purchase of a call or put option is included in the Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(F)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The

                        GLOBAL INFRASTRUCTURE PORTFOLIO
cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
At October 31, 1995, stocks with an aggregate value of approximately $7,127,333 were on loan to brokers. The loans were secured by cash collateral of $7,441,675. For international securities, cash collateral is received by the Portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Portfolio against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For the year ended October 31, 1995, the Portfolio received $29,528 of income from securities lending which were used to reduce the Portfolio's custodian fees.

(I)  TAXES
It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code of 1986, as amended ("Code"). Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held.

(J)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investments in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

In addition, the Portfolio may focus its investments in certain related infrastructure industries, subjecting the Portfolio to greater risk than a fund that is more diversified.

(K)  INDEXED SECURITIES
The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(L)  RESTRICTED SECURITIES
The Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

2. RELATED PARTIES
G.T. Capital is the Portfolio's investment manager and administrator. The Portfolio pays investment management and administration fees to G.T. Capital at the annualized rate of 0.725% on the first $500 million of average daily net assets of the Portfolio; 0.70% on the next $500 million; 0.675% on the next $500 million; and 0.65% on amounts thereafter. These fees are computed daily and paid monthly.

The Portfolio pays each of its Trustees who is not an employee, officer or director of G.T. Capital, G.T. Global Financial Services, Inc. or G.T. Global Investor Services, Inc. $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustees.

At October 31, 1995, all of the shares of beneficial interest of the Portfolio were owned either by G.T. Global Infrastructure Fund or G.T. Capital.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1995, purchases and sales of investment securities by the Portfolio, other than short-term investments, aggregated $66,417,748 and $32,256,613, respectively. There were no purchases or sales of U.S. government obligations by the Portfolio for the year ended October 31, 1995.

4. EXPENSE REDUCTIONS
G.T. Capital has directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. For the year ended October 31, 1995, the Portfolio's expenses were reduced by $8,021 under these arrangements.

                        GLOBAL INFRASTRUCTURE PORTFOLIO

                                     NOTES

--------------------------------------------------------------------------------

                         GT GLOBAL INFRASTRUCTURE FUND

                                     [LOGO]

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture, or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve, or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore, or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. domiciled companies

GT GLOBAL AMERICA VALUE FUND
Concentrates on large cap equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global Financial Services, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE